Exhibit 10.5


                          REGISTRATION RIGHTS AGREEMENT


                                     between


                              OPTIONABLE, INC. and


                              NYMEX HOLDINGS, INC.





                               ___________________


                           Dated as of April 10, 2007








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                                TABLE OF CONTENTS

                                                                         Page


1.       Certain Definitions...............................................1

2.       Demand Registrations..............................................4

         (a)      Right to Request Registration............................4

         (b)      Number of Demand Registrations...........................4

         (c)      Priority on Demand Registrations.........................4

         (d)      Restrictions on Demand Registrations.....................5

         (e)      Selection of Underwriters................................5

         (f)      Other Registration Rights................................5

         (g)      Effective Period of Demand Registrations.................6

3.       Piggyback Registrations...........................................6

         (a)      Right to Piggyback.......................................6

         (b)      Priority on Primary Registrations........................7

         (c)      Priority on Secondary Registrations......................7

         (d)      Selection of Underwriters................................7

4.       S-3 Registrations.................................................7

5.       Holdback Agreements...............................................8

6.       Registration Procedures...........................................8

7.       Registration Expenses............................................13

8.       Indemnification..................................................14

9.       Participation in Underwritten Registrations......................15

10.      Rule 144.........................................................16

11.      Miscellaneous....................................................16

         (a)      Notices.................................................16

         (b)      No Waivers..............................................17

         (c)      Expenses................................................17

         (d)      Successors and Assigns..................................17

         (e)      Governing Law...........................................17

         (f)      Jurisdiction............................................17

         (g)      Waiver of Jury Trial....................................18

         (h)      Counterparts; Effectiveness.............................18


                                       i

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                                TABLE OF CONTENTS
                                   (continued)
                                                                         Page


         (i)      Entire Agreement........................................18

         (j)      Captions................................................18

         (k)      Severability............................................18

         (l)      Amendments..............................................18

         (m)      Aggregation of Stock....................................19

         (n)      Equitable Relief........................................19
























                                       ii

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         REGISTRATION RIGHTS AGREEMENT dated as of April 10, 2007 by and between
Optionable Inc., a Delaware corporation (the "Company"), and NYMEX Holdings, Inc., a Delaware corporation (the "Stockholder").

         WHEREAS, this Agreement is being entered into contemporaneously with the consummation of the transactions contemplated by that certain Stock and Warrant Purchase Agreement, dated as of April 10, 2007 (the "Stock and Warrant Purchase Agreement"), by and among Mark Nordlicht, Edward O'Connor (through Ridgecrest Capital, Inc., a New York corporation), Kevin Cassidy (through Pierpont Capital, Inc., a New York corporation) (each a "Founder" and, collectively, the "Founders") and the Company, on the one hand, and the Stockholder on the other hand; and

         WHEREAS, each of the Founders desires to sell to the Stockholder shares of Common Stock, the Company desires to issue and sell to the Stockholder the Warrant, and the Stockholder desires to purchase from each of the Founders and the Company, such shares of Common Stock and the Warrant, respectively, all in accordance with the terms and provisions of the Stock and Warrant Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1.       Certain Definitions.

         In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

         "Affiliate" of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary herein, none of (i) the Holder (and its Affiliates) nor (ii) any of the individual Founders (and their Affiliates) shall be deemed to be an Affiliate of any other.

         "Agreement" means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

         "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

         "Common Stock" means common stock, par value $0.0001 per share, of the Company.

                                       1
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         "Company" has the meaning set forth in the introductory paragraph of this Agreement, and any successor corporation.

         "Demand Registration" has the meaning set forth in Section 2(a) hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Founders" has the meaning set forth in the recitals to this Agreement.

         "Full Cooperation" means, in connection with any underwritten offering, where, in addition to the cooperation otherwise required by this Agreement, (a) members of senior management of the Company (including the chief executive officer and chief financial officer) fully cooperate with the underwriter(s) in connection therewith and make themselves available to participate in "road-show" and other customary marketing activities in such locations (domestic and foreign) as recommended by the underwriter(s) (including one-on-one meetings with prospective purchasers of the Registrable Common Stock) and (b) the Company prepares preliminary and final prospectuses (including preliminary and final prospectus supplements in the case of an offering pursuant to an S-3 Registration) for use in connection therewith containing such additional information as reasonably requested by the underwriter(s) (in addition to the minimum amount of information required by law, rule or regulation).

         "Governmental Entity" means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

         "Holder" means any holder of Registrable Common Stock and any transferees of such Registrable Common Stock from such Holders. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Common Stock as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

         "Holders' Counsel" has the meaning set forth in Section 6(a)(vii) hereof.

         "Initiating Holder" has the meaning set forth in Section 2(a) hereof.

         "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity, and shall include any successor (by merger or otherwise) of such entity.

         "Piggyback Registration" has the meaning set forth in Section 3(a) hereof.

         "Piggyback Registration Statement" has the meaning set forth in Section 3(a) hereof.

         "Prospectus" means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

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         "Registrable Common Stock" means the shares of Common Stock of the
Company purchased by the Stockholder on the date hereof pursuant to the Stock and Warrant Purchase Agreement, including such shares issuable from time to time upon exercise of the Warrant, or issuable with respect to any such shares to protect the Stockholder against dilution; provided, however, Registrable Common Stock shall not include any securities sold by a Person to the public either pursuant to a Registration Statement or Rule 144 under the Securities Act. All references herein to a "Holder" or "Holder of Registrable Common Stock" shall include the holder of the Warrant to the extent of the Common Stock then underlying the Warrant. For purposes of determining the number of shares of Registrable Common Stock held by a Holder and the number of shares of Registrable Common Stock outstanding, for purposes of this Agreement (including the definition of "Holder") but not for any other purpose, the holder of record of the Warrant shall be deemed to be a Holder of the number of shares of Common Stock issuable upon exercise of the Warrant and all such Common Stock shall be deemed to be outstanding shares of Registrable Common Stock.

         "Registration Expenses" has the meaning set forth in Section 7(a) hereof.

         "Registration Statement" means any registration statement of the Company which covers any of the Registrable Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

         "S-3 Registration" has the meaning set forth in Section 4 hereof.

         "SEC" means the Securities and Exchange Commission, or any successor agency thereto.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, as shall be in effect from time to time.

         "Stockholder" has the meaning set forth in the introductory paragraph of this Agreement.

         "Stock and Warrant Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

         "Suspension Notice" has the meaning set forth in Section 6(f) hereof.

         "underwritten registration or underwritten offering" means a registration in which securities of the Company are sold to underwriters for reoffering to the public.

         "Warrant" means the warrant issued by the Company to the Stockholder pursuant to the Stock and Warrant Purchase Agreement to purchase from time to time such number of shares of Common Stock so as to increase the Stockholder's ownership of the Company's Common Stock to an amount not to exceed 40% of the Company's then outstanding Common Stock on a fully diluted basis (based on the assumption that the Stockholder had retained ownership of all the shares of Common Stock purchased under the Stock and Warrant Purchase Agreement, plus all shares of Common Stock issued upon exercise of the Warrant).

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         "Withdrawn Demand Registration" has the meaning set forth in Section
2(g) hereof.

         2.       Demand Registrations.

         (a) Right to Request Registration. Any time after the date hereof, the Stockholder and/or one or more of its permitted transferees (the "Initiating Holder(s)") may request registration under the Securities Act in an underwritten offering of all or part of the Registrable Common Stock or an underwritten take down off of an existing, effective shelf registration statement of all or part of the Registrable Common Stock (each, a "Demand Registration"); provided that
(i) the anticipated offering price of each Demand Registration is at least $5,000,000 and (ii) the Company shall not be obligated to effectuate more than one underwritten offering pursuant to a Demand Registration in any six-month period, unless any or all of the shares included in the first Demand Registration statement, including any such shares included in an underwritten take down off of an existing, effective shelf registration statement, remain unsold. In connection with each such Demand Registration, the Company shall cause there to occur Full Cooperation. Each request for a Demand Registration shall state the number of shares of Registrable Common Stock proposed to be sold and the intended methods of disposition thereof.

         Within ten days after receipt of any such request for Demand Registration, the Company shall give written notice of such request to all other Holders of Registrable Common Stock and shall, subject to the provisions of
Section 2(d) hereof, include in such registration all such Registrable Common Stock with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

         (b) Number of Demand Registrations. Subject to the provisions of
Section 2(a) hereof, the Holders of Registrable Common Stock shall be entitled to request an aggregate of two Demand Registrations. A registration shall not count as one of the permitted Demand Registrations (i) until it has become effective, (ii) if the Initiating Holder is not able to register at least 50% of the Registrable Common Stock requested by such Initiating Holder to be included in such Demand Registration, (iii) in the case of a Demand Registration that would be the last permitted Demand Registration requested hereunder, if the Initiating Holder is not able to register all of the Registrable Common Stock requested to be included by the Initiating Holder in such Demand Registration, or (iv) if there is not Full Cooperation in connection therewith.

         (c) Priority on Demand Registrations. Except as provided in Section 2(g) hereof, the Company shall not include in any Demand Registration any securities which are not Registrable Common Stock without the written consent of the Holders of a majority of the shares of Registrable Common Stock to be included in such registration, and without the written consent of the managing underwriters. If the managing underwriters of the requested Demand Registration advise the Company in writing that in their opinion the number of shares of Registrable Common Stock proposed to be included in any such Demand Registration exceeds the number of shares which can be sold in such offering and/or that the number of shares of Registrable Common Stock proposed to be included in any such Demand Registration would adversely affect the price per share of the Company's equity securities to be sold in such offering, the Company shall include in such Demand Registration only the number of shares of Registrable Common Stock which in the opinion of such managing underwriter(s) can be sold. If the number of shares which can be sold is less than the number of shares of Registrable Common Stock proposed to be registered or sold in the Demand Registration, the amount of Registrable Common Stock to be so sold shall be allocated (i) first, to the shares of Registrable Common Stock requested to be registered by the Initiating Holders, and (ii) second, pro rata among the other Holders of Registrable Common Stock desiring to participate in such Demand Registration on the basis of the amount of such Registrable Common Stock initially proposed to be registered or sold off of an existing, effective shelf registration statement by such other Holders.

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         (d) Restrictions on Demand Registrations. If the Company's Board of
Directors, in its good faith judgment, determines that any Demand Registration should not be made or continued because (i) it would interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company or (ii) it would result in premature disclosure of a matter the Company's Board of Directors has determined would not be in the best interest of the Company to be disclosed at such time, the Company may postpone the filing of a registration statement or, in case a registration statement has been filed, may cause such registration statement to be withdrawn, for up to 90 days; provided, however, that in no event shall the Company withdraw a Registration Statement after such Registration Statement has been declared effective; and provided, further, however, that in any of the events described above, the Initiating Holder requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations. Notwithstanding the foregoing, for the duration of any such withdrawal or postponement period, the Company shall use commercially reasonable efforts to continue to prepare such Registration Statement and any related materials so that the Company will be in a position to file such Registration Statement when the withdrawal or postponement period shall have expired. The Company shall provide written notice to the Initiating Holder requesting such Demand Registration of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this Section 2(d) hereof,
(y) the Company's decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement. The Company may defer the filing of a particular Registration Statement pursuant to this Section 2(d) hereof only once during any twelve-month period.

         (e) Selection of Underwriters. The Initiating Holder(s) shall have the right to select the managing underwriter(s) to administer the underwritten offering made pursuant to any Demand Registration subject to the approval of the Company, which will not be unreasonably withheld.

         (f) Other Registration Rights. The Company shall not grant to any Person the right, other than as set forth herein and except to employees of the Company with respect to registrations on Form S-8 (or any successor forms thereto), to request the Company to register any securities of the Company except such rights as are not more favorable than or inconsistent with the rights granted to the Holders herein. In the event the Company grants rights which are more favorable, the Company will make such provisions available to the Holders and will enter into any amendments necessary to confer such rights on the Holders. No Person, other than as set forth herein, shall be permitted to exercise piggyback or other similar registration rights in any Demand Registration unless all of the shares of Registrable Common Stock requested to be registered by the Initiating Holders are included on such Demand Registration.

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         (g) Effective Period of Demand Registrations. After any Demand
Registration filed pursuant to this Agreement has become effective or after a final Prospectus relating to an underwritten take down off of an existing, effective shelf registration statement has been filed, the Company shall use its commercially reasonable efforts to keep such Demand Registration effective (including any shelf registration statement supplemented by a prospectus supplement) for a period of at least 120 days from the date on which the SEC declares such Demand Registration effective or, in the case of an underwritten take down off of an existing, effective shelf registration statement, from the date of filing of the final Prospectus (if such Demand Registration is not effective during any period within such 120 days, such 120-day period shall be extended by the number of days during such period when such Demand Registration is not effective) or, if earlier, until all of the Registrable Common Stock covered by such Demand Registration has been sold. If the Company shall withdraw any Demand Registration pursuant to Section 2(d) hereof (a "Withdrawn Demand Registration"), the Initiating Holder of the Registrable Common Stock remaining unsold and originally covered by such Withdrawn Demand Registration shall be entitled to a replacement Demand Registration which (subject to the provisions of this Section 2) the Company shall use its commercially reasonable efforts to keep effective for a period commencing on the effective date of such Demand Registration or, in the case of an underwritten take down off of an existing, effective shelf registration statement, from the date of filing of the final Prospectus, and ending on the earlier to occur of the date (i) which is 120 days from the effective date of such Demand Registration or, in the case of an underwritten take down off of an existing, effective shelf registration statement, from the date of filing of the final Prospectus and (ii) on which all of the Registrable Common Stock covered by such Demand Registration has been sold. Such additional Demand Registration otherwise shall be subject to all of the provisions of this Agreement.

         3. Piggyback Registrations.

         (a) Right to Piggyback. Whenever the Company proposes to register any of its common equity securities on a registration statement (the "Piggyback Registration Statement") under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto) or to effectuate a take down off of an existing, effective shelf registration statement, whether for its own account or for the account of one or more stockholders of the Company, and the registration form to be used may be used for any registration of Registrable Common Stock (a "Piggyback Registration"), the Company shall give written notice to all Holders at least 10 Business Days prior to the initial filing of such Piggyback Registration Statement or Prospectus relating to an underwritten take down off of an existing, effective shelf registration statement or the date of the commencement of any such offering of its intention to effect such sale or registration and, subject to Sections 3(b) and 3(c) hereof, shall include in such Piggyback Registration Statement or Prospectus all Registrable Common Stock of the same class of the securities that are being registered and that are the subject of the offering with respect to which the Company has received a written request from a Holder for inclusion therein within 5 Business Days after the date of the Company's notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

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

         (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering and/or that the number of shares of Registrable Common Stock proposed to be included in any such registration would adversely affect the price per share of the Company's equity securities to be sold in such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Common Stock requested to be included therein by the Holders, and other securities requested to be included in such registration pro rata among the Holders and the holders of such securities on the basis of the number of shares requested to be registered by the Holders and such holders or as the Holders and such other holders may otherwise agree.

         (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company's securities other than Registrable Common Stock, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of shares of Registrable Common Stock proposed to be included in any such registration would adversely affect the price per share of the Company's equity securities to be sold in such offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders, (ii) second, the Registrable Common Stock requested to be included in such registration pro rata among the Holders thereof on the basis of the number of shares requested to be registered by such Holders and (iii) third, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

         (d) Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

         4. S-3 Registrations.

         If at any time that the Company is eligible to use Form S-3 or any successor thereto, the Initiating Holder requests that the Company file a Registration Statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Common Stock held by such Holders, then the Company shall use its commercially reasonable efforts to register under the Securities Act on Form S-3 or any successor thereto (an "S-3 Registration"), for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Common Stock specified in such notice; provided, however, that (i) no more than two such S-3 Registrations shall be required in any 12 month period and (ii) the Company shall have no obligation to register such shares of Registrable Common Stock pursuant to this Section 4 if (based on current market prices) the number of shares of Registrable Common Stock specified in such notice would not yield gross proceeds to the selling stockholders of at least $5,000,000. An S-3 Registration shall not count as a Demand Registration, unless such registration is for an underwritten offering or an underwritten take down off of an existing, effective shelf registration statement, in which case it shall be subject to the provisions of Section 2 hereof to count as a Demand Registration.

                                       7
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         Whenever the Company is required by this Section 4 to use its commercially reasonable efforts to effect the registration of Registrable Common Stock on Form S-3, each of the procedures and requirements of Section 2 hereof (including but not limited to the requirement that the Company notify all Holders from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration. The Company shall maintain the effectiveness of any such S-3 Registration until the earlier of the date on which (i) all of the Registrable Common Stock included thereon has been sold, and (ii) all of the Registrable Common Stock may be sold without restriction or limitation pursuant to Rule 144(k) under the Securities Act. There is no limitation on the number of registrations pursuant to this Section 4 that the Company is obligated to effect.

         5.       Holdback Agreements.

         The Company agrees not to effect any sale or distribution of any of its equity securities during the 10 days prior to and during the 90 days beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration or the date of the filing of a final Prospectus relating to an underwritten take down off of an existing, effective shelf registration statement (except as part of such underwritten registration or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto) unless the underwriters managing the offering otherwise agree to a shorter period or request a longer period, such period not to exceed 180 days; provided, however, that in no event will the Company be required not to sell or distribute its equity securities for more than an aggregate of 270 days in any period of 360 consecutive days solely as a result of any Demand Registration of NYMEX, not including any holdback agreements relating to any other offering whether or not NYMEX participates.

         6. Registration Procedures.

         (a) Whenever the Holders request that any Registrable Common Stock be registered or sold in an underwritten take down off of an existing, effective shelf registration statement, each pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration or the filing of the Prospectus, as applicable, and the sale of such Registrable Common Stock in accordance with the intended methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible, but in no event later than 60 days after any such request:

                           (i) prepare and file with the SEC a Registration
                  Statement with respect to such Registrable Common Stock and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable thereafter, but in no event later than 45 days after the filing of such Registration Statement, in the case of an S-3 Registration and 90 days after the filing of such Registration Statement in the case of a Registration Statement on Form S-1; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders of Registrable Common Stock covered by such Registration Statement and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by such Holders, the exhibits incorporated by reference, and such Holders shall have the opportunity to object to any information pertaining to such Holders that is contained therein and the Company will make the corrections reasonably requested by such Holders with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

                           (ii) prepare and file with the SEC such amendments
                  and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than (A) in the case of a Demand Registration, 120 days, or (B) in the case of an S-3 Registration, the earlier of the date on which (i) all of the Registrable Common Stock included thereon has been sold, and (ii) all of the Registrable Common Stock may be sold without restriction or limitation pursuant to Rule 144(k) under the Securities Act, or, in the case of each of (A) or (B) above, such shorter period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                           (iii) furnish to each seller of Registrable Common
                  Stock such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Common Stock owned by such seller;

                           (iv) use its commercially reasonable efforts to
                  register or qualify such Registrable Common Stock under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Common Stock reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Common Stock owned by such seller (provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

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

                           (v) notify each seller of such Registrable Common
                  Stock, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Common Stock, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                           (vi) in the case of an underwritten offering, enter
                  into such customary agreements (including underwriting agreements in customary form) and take all such other actions as are prudent and reasonable in order to expedite or facilitate the disposition of such Registrable Common Stock (including, without limitation, making members of senior management of the Company available to participate in, and cause them to cooperate with the underwriters in connection with, "road-show" and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Common Stock)) organized by the managing underwriter and cause to be delivered to the underwriters and the sellers, if any, opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriters and the sellers;

                           (vii) make available, at reasonable times for
                  inspection by any seller of Registrable Common Stock, any underwriter participating in any disposition pursuant to such Registration Statement, any attorney, accountant or other agent retained by the underwriter and one counsel retained by Holders holding a majority of the Registrable Common Stock being registered in such registration ("Holders' Counsel"), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, agent or Holders' Counsel in connection with such Registration Statement;

                           (viii) use its commercially reasonable efforts to
                  cause all such Registrable Common Stock to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on the OTC Bulletin Board or on Nasdaq or such other national securities exchange selected by the Company;

                           (ix) provide a transfer agent and registrar for all
                  such Registrable Common Stock not later than the effective date of such Registration Statement;

                           (x) if requested, cause to be delivered, immediately
                  prior to the effectiveness of the Registration Statement (and, in the case of an underwritten take down off of an existing, effective shelf registration statement, at the time of the pricing and the delivery of any Registrable Common Stock sold pursuant thereto), letters from the Company's independent certified public accountants addressed to each selling Holder (unless such selling Holder does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

                           (xi) make generally available to its stockholders a
                  consolidated earnings statement (which need not be audited) covering a period of 12 months beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, but no later than 15 months after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of an earnings statement under Section 11(a) of the Securities Act; and

                           (xii) promptly notify each seller of Registrable
                  Common Stock and the underwriter or underwriters, if any:

                                    (1) when the Registration Statement, any pre-effective amendment, the Prospectus or any free writing prospectus or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

                                    (2) of any written request by the SEC for amendments or supplements to the Registration Statement or Prospectus;

                                    (3) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

                                    (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Common Stock for sale under the applicable securities or blue sky laws of any jurisdiction.

         (b) [Intentionally left blank.]

         (c) The Company shall make available to Holder's Counsel, each preliminary Prospectus, free writing prospectus and Prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and each item of correspondence from the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to a Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment). The Company will promptly notify Holder's Counsel by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.

         (d) At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and take such further action as any Holders may reasonably request, all to the extent required to enable such Holders to be eligible to sell Registrable Common Stock pursuant to Rule 144 under the Securities Act (or any similar rule then in effect).

         (e) The Company may require each seller of Registrable Common Stock as to which any registration is being effected to furnish and such seller shall furnish, to the Company any other information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         (f) Each seller of Registrable Common Stock agrees by having its stock treated as Registrable Common Stock hereunder that, upon notice of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a "Suspension Notice"), such seller will forthwith discontinue disposition of Registrable Common Stock for a reasonable length of time until such seller is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 6(c) hereof, and, if so directed by the Company, such seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such seller's possession, of the Prospectus covering such Registrable Common Stock current at the time of receipt of such notice; provided, however, that such postponement of sales of Registrable Common Stock by the Holders shall not exceed one hundred and twenty (120) days in the aggregate in any one year. If the Company shall give any notice to suspend the disposition of Registrable Common Stock pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section 6(c). In any event, the Company shall not be entitled to deliver more than three (3) Suspension Notices in any one year. Nothing in this
Section 6(f) shall be deemed to extend the 60 day limit to any postponement or withdrawal period as described in Section 2(d) regarding restrictions on Demand Registrations.

         7. Registration Expenses.

         (a) All reasonable, documented out of pocket expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent's and registrar's fees, costs of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") (but not including any underwriting discounts or commissions attributable to the sale of Registrable Common Stock or legal fees and expenses of the Holders, which shall be borne by the Holders), shall be borne 50% by the Company, on the one hand, and 50% by the Holders on the other, subject to the provisions of Section 7(b) hereof. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed.

         (b) In connection with each registration initiated hereunder, if another holder of the Company's Common Stock exercises piggyback rights with respect to or is otherwise included in such registration, then, in such event, the portion of the Company's reasonable out of pocket documented expenses to be borne by the Holder shall be the lesser of (i) 50%, and (ii) the Holders' pro rata portion, of such expenses (based on the Holders' proportionate number of shares included in such registration statement). For the avoidance of doubt, the reasonable, documented out of pocket expenses of the Company shall not include
(i) any amounts for which the Company received reimbursement from other selling stockholders or (ii) any amounts payable by the Company for counsel fees or other similar fees, commissions and expenses incurred by other selling stockholders. If the Holders exercise piggyback rights with respect to an offering by the Company, the Company shall bear all reasonable, documented out of pocket expenses of any such piggyback registrations other than (i) the Holders' pro rata portion of such expenses (based on the Holders' proportionate number of shares included in such registration statement) and (ii) fees and expenses of Holders' Counsel and underwriter discounts; provided, however, that in no event shall the expenses to be borne by the Holders exceed 50% of the Company's reasonable, documented out of pocket expenses. For purposes of the proviso set forth in the preceding sentence, the reasonable, documented out of pocket expenses of the Company shall not include (i) any amounts for which the Company received reimbursement from other selling stockholders or (ii) any amounts payable by the Company for counsel fees or other similar fees, commissions and expenses incurred by other selling stockholders

         (c) The obligations set forth in Section 7(a) and Section 7(b) hereof shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur.

         8. Indemnification.

         (a) The Company shall indemnify, to the fullest extent permitted by law, each Holder, its officers, directors and Affiliates and each Person who controls such Holder (within the meaning of Section 15 of the Securities Act) against all losses, claims, damages, liabilities and reasonable expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, free writing prospectus, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable "blue sky" laws, except insofar as the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein or caused by such Holder's failure to deliver to such Holder's immediate purchaser a copy of the Registration Statement, free writing prospectus or Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

         (b) In connection with any Registration Statement in which a Holder of Registrable Common Stock is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement, free writing prospectus or Prospectus and, shall indemnify, to the fullest extent permitted by law, the Company, its officers, directors and Affiliates, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) against all losses, claims, damages, liabilities and reasonable expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, free writing prospectus, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein or caused by such Holder's failure to deliver to such Holder's immediate purchaser a copy of the Registration Statement, free writing prospectus or Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Common Stock pursuant to such Registration Statement.

         (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (i) the indemnifying party fails to assume the defense of such action or (ii) the named parties to any such action include both the indemnifying party and the indemnified party and such parties have been advised by counsel to the indemnifying party that either (x) representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal or equitable defenses available to the indemnified party which are different from, in conflict with or additional to those available to the indemnifying party. In either such case, the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm or attorneys (in additional to any local counsel) for all indemnified parties. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

         (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

         (e) If the indemnification provided for in or pursuant to this Section 8 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any selling Holder be greater in amount than the amount of net proceeds received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 8(a) or 8(b) hereof had been available under the circumstances.

         9. Participation in Underwritten Registrations.

         No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         10.      Rule 144.

         The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable such Holder to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

         11.      Miscellaneous.

         (a) Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by facsimile transmission (with immediate telephone confirmation thereafter),

                  If to the Company:

                           Optionable Inc.
                           465 Columbus Avenue,
                           Valhalla, NY
                           Attention:  Kevin Cassidy
                           Facsimile No.: (914) 773-1500

                  with a copy to (which shall not constitute notice):

                           Kelley Drye & Warren LLP
                           13th Floor, 400 Atlantic Street
                           Stamford, CT 06901
                           Attention: Brian J. Calvey, Esq.
                           Facsimile No.: (203) 327-2669

                  If to the Stockholder:

                           NYMEX Holdings, Inc.
                           One North End Avenue
                           World Financial Center
                           New York, NY 10282
                           Attention:  Christopher K. Bowen, Esq. and Richard D.
                                       Kerschner, Esq.
                           Facsimile No.:(212) 299-2299

         If to a transferee Holder, to the address of such Holder set forth in the transfer documentation provided to the Company;

                in each case with copies to (which shall not constitute notice):

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, New York 10036-6522
                           Attention:  Eric J. Friedman, Esq. and Michael J.
                                       Zeidel, Esq.
                           Facsimile No.:  (212) 735-2000

or at such other address as such party each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

         (b) No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         (c) Expenses. Except as otherwise provided for herein or otherwise agreed to in writing by the parties, all costs and expenses incurred by each party in connection with the preparation of this Agreement shall be paid by such party.

         (d) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, it being understood that subsequent Holders of the Registrable Common Stock are intended third party beneficiaries hereof.

         (e) Governing Law. The internal laws, and not the laws of conflicts (other than Section 5-1401 of the General Obligations Law of the State of New
York), of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

         (f) Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11(a) hereof shall be deemed effective service of process on such party.

         (g) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (h) Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         (i) Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

         (j) Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

         (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         (l) Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the holders of a majority of the Registrable Common Stock (as constituted on the date hereof); provided, however, that without a Holder's written consent no such amendment, modification, supplement or waiver shall affect adversely such Holder's rights hereunder in a discriminatory manner inconsistent with its adverse effects on rights of other Holders hereunder (other than as reflected by the different number of shares held by such Holder); provided, further, that the consent or agreement of the Company shall be required with regard to any termination, amendment, modification or supplement of, or waivers or consents to departures from, the terms hereof, which affect the Company's obligations hereunder. This Agreement cannot be changed, modified, discharged or terminated by oral agreement.

         (m) Aggregation of Stock. All Registrable Common Stock held by or acquired by any Affiliated Persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         (n) Equitable Relief. The parties hereto agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

                            [Execution Page Follows]

         IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.


NYMEX Holdings, Inc.
By:
     /s/ Richard Schaeffer
     ----------------------------------------------
     Name:  Richard Schaeffer
     Title:  Chairman


Optionable, Inc.
By:
     /s/ Kevin P. Cassidy
     -----------------------------------------------
     Name:  Kevin P. Cassidy
     Title:  CEO